Basic and Diluted Net Income (Loss) Per Common Share	9 Months Ended
Oct. 29, 2011
Basic and Diluted Net Income (Loss) Per Common Share [Abstract]
BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE

NOTE 7 - BASIC AND DILUTED NET INCOME (LOSS) PER COMMON SHARE

Basic net income (loss) per common share has been computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period.

Diluted net income (loss) per common share includes, in periods in which they are dilutive, the effect of those common stock equivalents where the average market price of the common stock exceeds the exercise prices for the respective periods. All common stock equivalents, which include outstanding stock options, the subordinated convertible note payable to affiliate and warrants outstanding were not included in the diluted net loss per share for any period presented because the results would be antidilutive.

During the thirteen and thirty-nine weeks ended October 29, 2011, there were 1,703,004 potential shares of common stock which were excluded from the diluted loss per share calculation because the effect of including these potential shares was antidilutive. During the thirteen and thirty-nine weeks ended October 30, 2010, there were 2,417,290 potential shares of common stock which were excluded from the diluted loss per share calculation because the effect of including those potential shares was antidilutive.